Exhibit 10.2
September 22, 2010
Franklin Credit Holding Corporation
Franklin Credit Management Corporation
101 Hudson Street, 25th Floor
Jersey City, New Jersey 07302
Attention: Thomas J. Axon, Chairman
Dear Tom:
This letter agreement, together with the terms and provisions set forth in Annex A and the Exhibits hereto which are incorporated by reference herein (together, the “Restructure Agreement”) is entered into by and among the parties hereto in connection with (1) a sale of the consumer loans (the “Loan Sale”) presently owned by Franklin Mortgage Asset Trust 2009-A (“Seller”), an indirect subsidiary of The Huntington National Bank (“Huntington”), to Bosco Credit II, LLC, a Delaware limited liability company (“Purchaser”), (2) Huntington’s consent as Administrative Agent under the Licensing Credit Agreement (as defined below) and as Administrative Agent under the Legacy Credit Agreement (as defined below) to the transfer, sale, restructuring or spin off, including any partial transfer to Thomas J. Axon pursuant to actions approved as of the date of this Restructure Agreement, subject to the further approval of Huntington prior to the effective date of such sale, restructuring or spin off (the “Restructuring”) by Franklin Credit Holding Corporation (“Holding”) of its ownership interests in its servicer subsidiary, Franklin Credit Management Corporation (whether before or after the Restructuring, “FCMC”), (3) the consent of Huntington as Administrative Agent and the requisite lenders under the Legacy Credit Agreement to release the security interest in the capital stock in FCMC in exchange for certain payments described below, to release FCMC from its obligations under a certain limited guaranty agreement, to release certain mortgages in favor of Huntington as Administrative Agent under the Legacy Credit Agreement and as Administrative Agent under the Licensing Credit Agreement, respectively, on certain real estate owned by FCMC, and the release of a limited amount of cash collateral (collectively, the “Collateral Release”), and (4) the extension of maturity (“Extension”) of the Licensing Credit Agreement to September 30, 2011. With respect to the Loan Sale, the Restructuring, the Collateral Release and the Extension, Seller, Huntington, in its capacity as Administrative Agent and a Lender under each of the Licensing Credit Agreement and the Legacy Credit Agreement, Holding, FCMC, Purchaser and Thomas J. Axon (“Axon”) hereby agree to the terms and conditions of this Restructure Agreement.
Huntington, in its capacities as Administrative Agent under the Legacy Credit Agreement and as Administrative Agent under the Licensing Credit Agreement, Seller, FCMC, Holding, Purchaser and Axon agree that this Restructure Agreement is for their confidential use only and will not be disclosed by any of them to any person other than their accountants, attorneys, and other advisors, and then only in connection with the transactions contemplated hereby and on a confidential basis, except that Huntington, Seller, FCMC, Holding, Purchaser and Axon may make such public disclosures of the terms and conditions hereof as they are required by law to make, in the opinion of their counsel.
This Restructure Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio. Delivery of an executed counterpart of this Restructure Agreement by telecopier or PDF shall be effective as delivery of a manually executed counterpart of this Restructure Agreement.

We hereby refer to the following existing agreements:
(1) a certain Amended and Restated Credit Agreement (Licensing) dated March 31, 2009, among The Huntington National Bank, as Administrative Agent, The Huntington National Bank, and Huntington Finance LLC, as lenders, and Franklin Credit Management Corporation and Franklin Credit Holding Corporation, as borrowers (as amended prior to the date hereof, the “Licensing Credit Agreement”); and
(2) a certain Amended and Restated Credit Agreement dated March 31, 2009, among The Huntington National Bank, as Administrative Agent, The Huntington National Bank, Huntington Finance LLC, M&I Marshall & Ilsley Bank and BOS (USA) Inc., as lenders, and Franklin Credit Asset Corporation, Franklin Asset, LLC and multiple subsidiary borrowers, as borrowers (as amended prior to the date hereof, the “Legacy Credit Agreement”).
The agreements of Huntington and Seller hereunder are made solely for the benefit of the parties hereto and may not be relied upon or enforced by any other person. The terms and conditions of this Restructure Agreement may be modified only in writing.
Each party hereto irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Restructure Agreement or the transactions contemplated hereby or the actions of Huntington or Seller in the negotiation, performance or enforcement hereof.
[Signature Page Follows]

THE HUNTINGTON NATIONAL BANK, in its capacity as Administrative Agent under the Licensing Credit Agreement and under the Legacy Credit Agreement (each as defined above)
By:
	Name:	David L. Abshier
	Title:	Authorized Signer

FRANKLIN MORTGAGE ASSET TRUST 2009-A
By:	The Huntington National Bank, not in its individual
capacity, but solely as a Certificate Trustee

By:
Title:

ACCEPTED AND AGREED this 22nd day of September, 2010

FRANKLIN CREDIT HOLDING CORPORATION

By:

Title:

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:

Title:

BOSCO CREDIT II, LLC

By: Thomas J. Axon, Managing Member

Thomas J. Axon, individually, as Guarantor of the TJA Secured Note defined below, owner of the Guarantor Collateral defined below and an obligor under a Deferred Payment Agreement defined below.
cc: Kevin P. Gildea, Chief Legal Officer
Signature Page to Restructure Agreement

Annex A — Summary of Terms
1.	Consummation of Loan Sale. As of the date hereof, Seller and Purchaser agree to consummate the Loan Sale. Each of Seller and Purchaser shall pay its own transaction costs.
2.
Change in Control and Cross Defaults under Servicing Agreement. As of the date hereof, Franklin Mortgage Asset Trust 2009-A, as Owner and FCMC, as Servicer, shall execute a certain Amendment Number One to Servicing Agreement in the form attached as Exhibit 2 in respect to a certain Amended and Restated Servicing Agreement dated August 1, 2010 (the “Servicing Agreement”).

3.
Release of Pledged Stock in FCMC; Release of Real Estate and Certain Cash Collateral. As of the date hereof, in exchange for (i) the delivery to the Administrative Agent under the Legacy Credit Agreement of $4,000,000 in cash at closing, (ii) the payment by FCMC to Seller of $643,671.20 (an amount equal to servicing fees paid for August 2010 under the Servicing Agreement, which may be paid from the proceeds received from the Stonecrest litigation, and if paid from other resources, such amount shall be released to FCMC from the secured collateral account, and further, all servicing fees for August 2010 in excess of such amount, if any, are hereby waived in full by FCMC), (iii) the execution and delivery of a waiver by FCMC of any servicing fees due for September 2010 under the Servicing Agreement in respect of the assets sold in the Loan Sale, and (iv) the execution and delivery of the Deferred Payment Agreement (as defined below), Huntington, as Administrative Agent, with the prior written consent provided by the Required Lenders under the Legacy Credit Agreement, hereby releases from the operation of the pledge and security interest granted to it under certain loan documents executed in connection with the Legacy Credit Agreement, 70% of the capital stock in FCMC and all distributions made in connection therewith.

In addition, Huntington, as Administrative Agent, as of the date hereof, with the prior written consent provided by the Required Lenders under the Legacy Credit Agreement, shall release from the operation of certain mortgages granted to the Administrative Agent under the Legacy Credit Agreement on property owned by FCMC commonly known as (i) Unit 6, 6 Harrison Street, New York, New York, and (ii) 350 Albany Street, New York, New York (collectively, the “FCMC Real Estate”) in exchange for the delivery of an additional $1,000,000 in cash paid at closing. Such releases shall be evidenced by certain Releases of Mortgage in the form attached as Exhibit 3-1.
To fulfill the condition in clause (ii) of the first paragraph of this Section 3, as of the date hereof, each of FCMC and Holding hereby irrevocably authorizes and directs Huntington as Administrative Agent, to the extent it has not received $643,671.20, to debit FCMC’s securities account or deposit account at Huntington, ending in the numbers 3486 in such amount, and to apply such cash or cash equivalents as proceeds of collateral received pursuant to the terms of the Legacy Loans Credit Agreement.

To fulfill the condition in clause (iii) of the first paragraph of this Section 3, as of the date hereof, FCMC hereby waives all servicing fees due for September 2010 under the Servicing Agreement in respect of the assets sold in the Loan Sale.
In the event that FCMC is unable to make the $1,000,000 payment required for the release of the FCMC Real Estate by closing of the Loan Sale, FCMC shall have the option to obtain the release of the FCMC Real Estate from such mortgages by satisfying the following conditions in full as of the date hereof: (1) FCMC shall execute and deliver in lieu of such payment, TJA Secured Note (as defined below), pursuant to which, inter alia, $1,000,000 is paid in cash to the Administrative Agent under the Legacy Credit Agreement no later than November 22, 2010, (2) the existing mortgages on the FCMC Real Estate shall remain in place until such payment is made, and (3) Thomas J. Axon and affiliates shall have executed and delivered the other guaranties and loan documents granting and perfecting liens on the Guarantor Collateral (as defined below), in the form attached as Exhibits 3-2 ff in all respects satisfactory to such Administrative Agent.
4.
Consent of Required Lenders to Collateral Release, Legacy Amendment. As of the date hereof, the Required Lenders have consented to (i) the release of 70% of the capital stock in FCMC and all distributions payable with respect thereto as collateral pursuant to the Legacy Credit Agreement, (ii) the sale or spin off of FCMC in connection with the Restructuring in form satisfactory to Huntington, (iii) the release of FCMC from a certain Limited Recourse Guaranty dated March 31, 2009 in the form attached as Exhibit 4-1, and (iv) the release of the mortgages against the FCMC Real Estate, in each instance, pursuant to a Second Consent Agreement in the form attached as Exhibit 4-2. In addition, such Required Lenders have authorized the Administrative Agent under the Legacy Credit Agreement to consent to a change in control of FCMC and waive any defaults resulting from the Restructuring and to execute and deliver a First Amendment to Amended and Restated Pledge Agreement in the form attached as Exhibit 4-3.

5.
TJA Secured Note. To the extent FCMC is unable to make the cash payment called for in the second paragraph of Section 3 above, as of the date hereof, FCMC shall execute and deliver to the Administrative Agent under the Legacy Credit Agreement, a secured promissory note for $1,000,000 (the “TJA Secured Note”), in the form attached as Exhibit 5. The TJA Secured Note shall be due and payable in full to the Administrative Agent under the Legacy Credit Agreement on November 22, 2010, and shall be in the form satisfactory to such Administrative Agent. The TJA Secured Note shall be guaranteed by a payment guaranty from Thomas J. Axon, and such guaranty shall be secured by the “Guarantor Collateral” as defined under the Licensing Credit Agreement and shall include the following:

(i) an open end mortgage, assignment of rents and security agreement (“Mortgage”) from James Thomas Realty LLC on certain commercial real property, commonly known as 6 Harrison Street, Unit 5, New York, New York, subject only to a lien in favor of the Communication Workers of America securing Indebtedness not to exceed the principal sum of $550,000; and

(ii) a first and exclusive lien and security interest on each of the following promissory notes secured by Mortgages on certain real property:
(A) promissory note dated June 21, 1994, in the original principal amount of $525,708.41 from 18 Harrison Street Development Associates held by Harrison Street Realty Corp., secured by a first Mortgage on certain commercial real property known as 18 Harrison Street, New York, New York, with an outstanding principal balance of $1,014,098.92 as of the date hereof;
(B) promissory note dated March 25, 2009, in the original principal amount of $1,005,820.10 from 18 Harrison Street Development Associates held by Harrison Street Realty Corp., secured by a second Mortgage on certain commercial real property known as 18 Harrison Street, New York, New York with an outstanding principal balance of $1,005,820.10 as of the date hereof; and
(C) promissory noted dated March 25, 2009, in the original principal amount of $1,315,382 secured by a first Mortgage on commercial real property known as 185 Franklin Street, New York, New York, with an outstanding principal balance of $1,315,382 as of the date hereof.
All of the loan documents evidencing the Guarantor Collateral shall have been amended and modified in form satisfactory to the Administrative Agent under the Legacy Credit Agreement, and all payments made under any of the above promissory notes pledged to such Administrative Agent shall be made directly to such Administrative Agent for application to the TJA Secured Note.
6.
Deferred Payment Agreement. As of the date hereof, FCMC, Axon and the Administrative Agent under the Legacy Credit Agreement shall execute and deliver an agreement in the form attached as Exhibit 6 (the “Deferred Payment Agreement”) and Axon or FCMC shall provide evidence that the stock certificate or other document evidencing the rights or interests of Axon in FCMC bear a legend substantially as follows:

THE EQUITY INTERESTS REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A DEFERRED PAYMENT AGREEMENT BY AND AMONG FCMC, THE HUNTINGTON NATIONAL BANK, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES NAMED THEREIN, DATED AS OF SEPTEMBER 22, 2010, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF FCMC. THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE EQUITY INTERESTS IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE EQUITY INTERESTS ARE TRANSFERABLE OR OTHERWISE DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.

7.
Extension of Licensing Facility. As of the date hereof, FCMC, Holding, Huntington and Huntington Finance LLC shall execute and deliver Amendment No 3 to Amended and Restated Credit Agreement (Licensing) in the form attached as Exhibit 7.

8.
Corporate Authority. As of the date hereof, FCMC, Holding and Purchaser have provided and certified that resolutions of their respective boards of directors have been adopted which approve and ratify all of the actions contemplated in this Restructure Agreement in the respective forms attached as Exhibit 8.

9.
EBITDA Payment. Upon the closing of the Loan Sale and the Collateral Release, in exchange for the payments made or to be made and the delivery of the instruments and agreements required pursuant to Sections 3, 4, 5 and 6 above, Huntington hereby agrees that the “EBITDA Payment” described in the July Letter Agreement (as defined below), shall no longer be in force or have any effect.

10.
Termination of Servicing Agreement for Loan Sale. FCMC agrees that by execution of this Restructure Agreement FCMC shall be deemed in all respects to have been provided proper, adequate and timely notice of the termination of the Servicing Agreement with respect to the loans being sold pursuant to the Loan Sale, and that in addition to the agreements regarding the refund and waiver of servicing fees contained in Section 3 above, no servicing fees or other amounts with respect to such loans shall be due or payable by Seller to FCMC with respect to any period of time from and after the closing of the Loan Sale.

11.
Agreements under Letter Agreement. Reference is hereby made to a certain letter agreement dated July 16, 2010, (the “July Letter Agreement”) between and among Franklin Credit Holding Corporation, Franklin Credit Management Corporation, Thomas J. Axon, The Huntington National Bank and Franklin Mortgage Asset Trust 2009-A. Except to the extent that Sections 9 and 10 hereof amend or modify the July Letter Agreement, all terms and conditions thereof shall remain as written originally and in full force and effect in accordance with their respective terms, and each of the parties hereto that are parties to the July Letter Agreement hereby ratify and confirm all such the representations, warranties, terms, covenants and conditions of the July Letter Agreement and the other agreements and documents executed in connection therewith, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the parties thereto may have thereunder.

12.	The terms of this Restructure Agreement shall supersede in all respects a certain restructure term sheet between the parties hereto dated as of September 16, 2010.

Exhibit 10.10
AMENDMENT NUMBER ONE
TO
SERVICING AGREEMENT
This Amendment Number One (“Amendment”) is entered into this 22nd day of September, 2010, by and between Franklin Mortgage Asset Trust 2009-A (“Owner”) and Franklin Credit Management Corporation (“Servicer”).
WHEREAS, Owner and Servicer are parties to that certain Amended and Restated Servicing Agreement dated as of August 1, 2010 (“Servicing Agreement”); and
WHEREAS, the parties desire to amend the Servicing Agreement in accordance with, and as set forth in, this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual undertakings set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1. Amendment of Section 5.2(b) of Servicing Agreement. Section 5.2(b) of the Servicing Agreement shall be deleted in its entirety and replaced with the following:
(b) Notwithstanding Section 5.2(a) above, the Owner may terminate, at any time, without cause and at its sole option, this Agreement with respect to some or all of the Assets, Mortgage Loans and/or related servicing rights (i) upon ninety (90) calendar days’ prior notice to the Servicer, or (ii) upon thirty (30) calendar days’ prior notice to the Servicer in connection with any transfer or sale of some or all of the Assets, Mortgage Loans and/or related servicing rights, or (iii) immediately upon the occurrence of an “Event of Default” as such term is defined in the Credit Agreement. Any termination under this Section 5.2(b) shall not limit or delay the timing of any termination of this Agreement (in whole or in part) or of any transfer, assignment or sale of any or all of the Assets, Mortgage Loans and/or related servicing rights; it being expressly agreed by the Owner and the Servicer that a termination of this Agreement (in whole or in part) or a transfer, assignment or sale of any or all of the Assets, Mortgage Loans and/or the related servicing rights may occur at any time designated by the Owner, and the Servicer shall cooperate with the Owner in good faith in effecting any such termination, transfer, assignment or sale within the time periods designated by the Owner. For the avoidance of doubt, the Owner may effect a termination of this Agreement (in whole or in part) or a transfer, assignment or sale of some or all of the Assets, Mortgage Loans and/or the related servicing rights, and the Servicer shall have no right whatsoever to delay any such termination, transfer, assignment or sale, prior to the end of either the ninety (90) day period designated in clause (i) of this Section 5.2(b) or the thirty (30) day period designated in clause (ii) of this Section 5.2(b); it being further acknowledged and agreed that any such termination, transfer, assignment or sale prior to the end of such ninety (90) day or thirty (30) day period designated in clauses (i) or (ii), respectively, of this Section 5.2(b) shall not trigger any obligation whatsoever to pay any fee or penalty to the Servicer, other than the Servicing Fees and Expenses and unreimbursed Servicing Advances that would be due to the Servicer in the ordinary course for such ninety (90) day or thirty (30) day period.
2. No Other Terms Amended. Except to the extent expressly provided in Section 1 of this Amendment, all terms of the Servicing Agreement shall remain in full force and effect and unaffected by the terms of this Amendment. Reference to this Amendment need not be made in the Servicing Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Servicing Agreement, any reference in any of such items to the Servicing Agreement being sufficient to refer to the Servicing Agreement as amended hereby.
3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as ..pdf files shall constitute original signatures and are binding on all parties. An executed counterpart signature page delivered by facsimile shall have the same binding effect as an original signature page.
4. Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without reference to the choice of law principles thereof.
< Signature Pages Appear on Following Page >

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

Franklin Mortgage Asset Trust 2009-A

By: The Huntington National Bank, not in its individual capacity, but solely as Certificate Trustee

By:	/s/ James E. Schultz

	Name:	James E. Schultz
	Title:	Vice President

Franklin Credit Management Corporation

By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

Exhibit 3-1
Release of Mortgage
This Release of Mortgage (“Release”) is made by The Huntington National Bank, a national banking association, as administrative Agent for the Lenders, having an office at 41 South High Street, Columbus, Ohio 43215 (the “Mortgagee”).
A. On August 7, 2008, Franklin Credit Management Corporation, a Delaware corporation, having an office at 101 Hudson Street, 35th Floor, Jersey City, New Jersey 07302 (the “Mortgagor”) executed a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Original Mortgage”) against the real property located at 6 Harrison Street — Unit 6, New York, NY (the “Property”) to Mortgagee.
B. The Original Mortgage was recorded as Document Identification Number 2008082100964001 and CRFN 2008000339645 in the Office of the New York City Register on August 25, 2008.
C. On March 31, 2009, the Original Mortgage was modified by a certain Mortgage Modification Agreement (the “Mortgage Modification”, and together with the Original Mortgage, collectively the “Mortgage”) executed by the Mortgagor and the Mortgagee, and recorded as Document Identification Number 2009060201143001 and CRFN 2009000170073 in the Office of the New York City Register on June 5, 2009.
D. Mortgagee hereby releases all rights to the Mortgage as well as any rights or interest in or to the Property or the Mortgage and deems the Mortgage fully satisfied.
[Signature Page Follows]

Executed this  _____  day of September, 2010.

THE HUNTINGTON NATIONAL BANK, as Administrative Agent
By:
Its:

STATE OF OHIO	}
} ss.:
COUNTY OF FRANKLIN	}
On the  _____  day of September in the year 2010, before me, the undersigned personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in Columbus, Ohio.

Notary Public

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Signature Page to Release of Mortgage — Unit 6

Exhibit 3-1
Release of Mortgage
This Release of Mortgage (“Release”) is made by The Huntington National Bank, a national banking association, as administrative Agent for the Lenders, having an office at 41 South High Street, Columbus, Ohio 43215 (the “Mortgagee”).
E. On March 31, 2009, Franklin Credit Management Corporation, a Delaware corporation, having an office at 101 Hudson Street, 35th Floor, Jersey City, New Jersey 07302 (the “Mortgagor”) executed a Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Mortgage”) against the real property located at 350 Albany Street, New York, NY (the “Property”) to Mortgagee.
F. The Mortgage was recorded as Document Identification Number 2009040900132001 and CRFN 2009000111850 in the Office of the New York City Register on April 16, 2009.
G. Mortgagee hereby releases all rights to the Mortgage as well as any rights or interest in or to the Property or the Mortgage and deems the Mortgage fully satisfied.
[Signature Page Follows]

Executed this  _____  day of September, 2010.

THE HUNTINGTON NATIONAL BANK, as Administrative Agent
By:
Its:

STATE OF OHIO	}
} ss.:
COUNTY OF FRANKLIN	}
On the  _____  day of                      in the year 2010, before me, the undersigned personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument and that such individual made such appearance before the undersigned in Columbus, Ohio.

Notary Public

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EXHIBIT 3.2 FF

GUARANTOR:	James Thomas Realty, LLC	MAKER:	Franklin Credit Management Corporation
ADDRESS:	6 Harrison Street New York, New York 10013	ADDRESS:	101 Hudson Street, 25th Floor Jersey City, NJ 07302
AMENDED AND RESTATED SINGLE LOAN GUARANTEE
This Amended and Restated Single Loan Guarantee (this “Guarantee”) is made as of the 22nd day of September, 2010 (the “Effective Date”), by James Thomas Realty, LLC, a New York limited liability company (“Guarantor”) in favor of The Huntington National Bank, as Administrative Agent for the Lenders (as those terms are defined below).
WITNESSETH
WHEREAS, pursuant to that certain Restructure Agreement dated as of September 22, 2010 (as amended, modified, supplemented or restated from time to time, the “Restructure Agreement”), among, inter alia, The Huntington National Bank, Franklin Mortgage Asset Trust 2009-A, Franklin Credit Holding Corporation (“Holding”), Franklin Credit Management Corporation (“FCMC”), Thomas J. Axon, on behalf of a buyer, Bosco Credit II, LLC, and Thomas J. Axon, individually (“Axon”), and in consideration of certain financial and other accommodations made by the Administrative Agent and the Lenders, FCMC has agreed to execute and deliver the Note (as defined below) and FCMC, Holding and Axon have agreed to cause Guarantor to execute this Guarantee to secure the obligations arising under or in connection with the Note. Capitalized terms used and not defined herein shall adopt their respective meanings as set forth in that a certain Amended and Restated Credit Agreement dated March 31, 2009, among The Huntington National Bank, as Administrative Agent (the “Administrative Agent”), The Huntington National Bank, Huntington Finance LLC, M&I Marshall & Ilsley Bank and BOS (USA) Inc., as Lenders, and Franklin Credit Asset Corporation, Tribeca Lending Corp., Franklin Asset, LLC, and multiple subsidiary borrowers, as Borrowers (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
WHEREAS, Guarantor will directly and indirectly benefit from the loans and/or other financial and other accommodations made to FCMC and Holding in connection with the Restructure Agreement;
WHEREAS, Guarantor acknowledges that making or maintaining of the financial and other accommodations to Guarantor, FCMC and Holding under the Restructure Agreement will inure to the substantial benefit of Guarantor; and
WHEREAS, the Administrative Agent and the Lenders have required as a condition, among others, of extending making or maintaining certain financial or other accommodations under the Restructure Agreement, that Guarantor enter into this Guarantee.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
For the purpose of inducing the Lenders and the Administrative Agent to make or maintain certain financial and other accommodations under the Restructure Agreement, Guarantor hereby unconditionally guarantees the prompt and full payment to the Administrative Agent for the benefit of the Lenders when due, whether by acceleration or otherwise, of the Obligations.
“Obligations” means, without limitation, all indebtedness, debts and liabilities (including principal, interest, interest accruing following the filing of a Bankruptcy petition by or against FCMC at the applicable rates specified in the Note (as defined below), whether or not such interest is allowed as a claim in Bankruptcy, late charges, collection costs, attorneys’ fees and the like) of FCMC to the Administrative Agent and the Lenders, evidenced by the Note (as defined below), and any and all renewals of, extensions of or substitutes therefor. “Note” means a certain Promissory Note dated as of the Effective Date, in the original principal sum of $1,000,000, executed by FCMC in favor of the Administrative Agent for the benefit of the Lenders, and all replacements, modifications, supplements or amendments thereto. “Obligations” does not include any indebtedness, debts and liabilities in respect of any Advance (as term is defined in the Credit Agreement). The Obligations are secured by one or more security agreements, pledges, and/or mortgages dated as of the Effective Date or various other dates.
This Guarantee amends and restates in its entirety that certain Single Loan Guarantee (Licensing) dated as of March 31, 2009 (the “Existing Guarantee”), issued by Guarantor. On the effective date of this Guarantee, the Existing Guarantee shall be amended and restated in its entirety by this Guarantee, and the Existing Guarantee shall thereafter be of no further force and effect. It is expressly understood and agreed by Guarantor and the Administrative Agent that this Guarantee is in no way intended to constitute a novation of the obligations and liabilities existing under the Existing Guarantee or evidence payment of all or any of such obligations and liabilities.
Guarantor hereby promises that if the Obligations are not paid promptly when due, Guarantor will, upon request of the Administrative Agent, immediately pay the Obligations to the Administrative Agent and the Lenders, irrespective of any action or lack of action on the Administrative Agent’s part in connection with the acquisition, perfection, possession, enforcement or disposition of the Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in the Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantor waives notice of acceptances of this Guarantee. This Guarantee is a continuing guaranty, and, in addition to covering all present Obligations of FCMC to the Administrative Agent and the Lenders, will extend to all future Obligations of FCMC to the Administrative Agent and the Lenders in respect of the Note, whether such Obligations are reduced, amended, or entirely extinguished and thereafter increased or reincurred. This Guarantee is made and will remain in effect until the Obligations are paid in full. The Administrative Agent’s and the Lenders’ rights hereunder shall be reinstated and revived, and this Guarantee shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Administrative Agent or any Lender as a result of the Bankruptcy, insolvency or reorganization of FCMC, Guarantor, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.
In the event Guarantor at any time shall pay any sums on account of any Obligations or take any other action in performance of the Obligations, Guarantor shall be subrogated to the rights, powers, privileges and remedies of the Administrative Agent and any Lender in respect of such Obligations; provided that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and Guarantor hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to all Obligations, and provided, further, that Guarantor hereby agrees that Guarantor shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until the Obligations shall have been indefeasibly paid in full in cash and duly and fully performed.
Guarantor waives presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of the Obligations and further waives notice of sale or other disposition of any collateral or security now held or hereafter acquired by the Administrative Agent. Guarantor agrees that no extension of time, whether one or more, nor any other indulgence granted by the Administrative Agent or any Lender to FCMC, or to Guarantor, and no omission or delay on the Administrative Agent’s part in exercising any right against, or in taking any action to collect from or pursue the Administrative Agent’s remedies against FCMC or Guarantor, or either of them, will release, discharge or modify the duties of Guarantor. Guarantor agrees that the Administrative Agent may, without notice to or further consent from Guarantor, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantor hereunder. Guarantor further agrees that the Administrative Agent and the Lenders will not be required to pursue or exhaust any of their rights or remedies against FCMC or Guarantor, or either of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantor.
Guarantor agrees to furnish true and complete financial statements from time to time on request of the Administrative Agent and at least once a year, within 30 days after the end of each calendar year and agrees that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Guarantee may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which Guarantor may have now or acquire hereafter to the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

Guarantor agrees that any and all claims of Guarantor against FCMC, any other Guarantor or any endorser or other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinated to all of the Obligations. Notwithstanding any right of Guarantor to ask, demand, sue for, take or receive any payment from FCMC, all rights and liens of Guarantor, whether now or hereafter arising and howsoever existing, in any assets of FCMC (whether constituting part of the collateral securing the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Administrative Agent in those assets. Guarantor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been fully paid and satisfied and all financing arrangements between FCMC, the Administrative Agent and the Lenders have been terminated. If all or any part of the assets of FCMC, or the proceeds thereof, are subject to any distribution, division or application to the creditors of FCMC, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, Bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of FCMC is dissolved or if substantially all of the assets of FCMC are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of FCMC to Guarantor (“FCMC Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations, due or to become due, until such Obligations shall have first been fully paid and satisfied. Guarantor irrevocably authorizes and empowers the Administrative Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of Guarantor such proofs of claim and take such other action, in the Administrative Agent’s own name or in the name of Guarantor or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of this Guarantee. The Administrative Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by Guarantor upon or with respect to FCMC Indebtedness prior to the satisfaction of all of the Obligations and the termination of all financing arrangements between FCMC, the Administrative Agent, and the Lenders, Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Administrative Agent and shall forthwith deliver the same to the Administrative Agent, in precisely the form received (except for the endorsement or assignment of Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by Guarantor as the property of the Administrative Agent. If Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are hereby irrevocably authorized to make the same. Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements between FCMC, the Administrative Agent and the Lenders have been terminated, Guarantor will not assign or transfer any claim Guarantor has or may have against FCMC.

WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTEE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY LENDER WITH RESPECT TO THIS GUARANTEE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF THE RIGHT OF GUARANTOR TO TRIAL BY JURY.
If any Obligation of FCMC is assigned by the Administrative Agent or any Lender, this Guarantee will inure to the benefit of such assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantor from any duty to the Administrative Agent and the Lenders hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guarantee or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guarantee shall be construed in accordance with the law of the State of Ohio.
The liabilities evidenced hereby may from time to time be evidenced by another guaranty or guaranties given in substitution or reaffirmation hereof. Any security interest or mortgage which secures the liabilities evidenced hereby shall remain in full force and effect notwithstanding any such substitution or reaffirmation.
If at the time of payment of the Obligations and any discharge hereof, Guarantor shall be then directly or contingently liable to the Administrative Agent or any Lender as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then the Administrative Agent may continue to hold any collateral of Guarantor as security therefor, even though this Guarantee shall have been surrendered to Guarantor. The Administrative Agent shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties. If any Obligations hereunder are not paid when due, the Administrative Agent may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to any collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantor shall be liable for any deficiency. In the event the Administrative Agent shall institute any action for the enforcement or collection of the obligations evidenced hereby, Guarantor agrees to pay all costs and expenses of such action, including reasonable attorneys’ fees, to the extent permitted by law.

[Signature Page Follows]

Executed and delivered at                                         ,                     , as of the date set forth above.

GUARANTOR: JAMES THOMAS REALTY, LLC, a New York limited liability company

By:
Thomas J. Axon, Member

ACCEPTED AND AGREED as of the date first above written:

THE HUNTINGTON NATIONAL BANK, as Administrative Agent

By:
Name:
Title:

EXHIBIT 3.2 FF
AMENDED AND RESTATED
COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT
This Amended and Restated Collateral Assignment and Security Agreement (this “Agreement”) is executed as of the 22nd day of September, 2010, by and between Harrison Street Realty Corp., a New York corporation (“Guarantor”), and The Huntington National Bank, as Administrative Agent for the Lenders (as those terms are defined below).
WITNESSETH:
WHEREAS, pursuant to that certain Restructure Agreement dated as of September 22, 2010 (as amended, modified, supplemented or restated from time to time, the “Restructure Agreement”), among, inter alia, The Huntington National Bank, Franklin Mortgage Asset Trust 2009-A, Franklin Credit Holding Corporation (“Holding”), Franklin Credit Management Corporation (“FCMC”), Thomas J. Axon, on behalf of a buyer, Bosco Credit II, LLC, and Thomas J. Axon, individually, and in consideration of certain financial and other accommodations made by the Administrative Agent and the Lenders, FCMC has agreed to execute and deliver the Note (as defined below) and cause Guarantor to execute and deliver this Agreement. Capitalized terms used and not defined herein shall adopt their respective meanings as set forth in that a certain Amended and Restated Credit Agreement dated March 31, 2009, among The Huntington National Bank, as Administrative Agent (the “Administrative Agent”), The Huntington National Bank, Huntington Finance LLC, M&I Marshall & Ilsley Bank and BOS (USA) Inc., as Lenders, and Franklin Credit Asset Corporation, Tribeca Lending Corp., Franklin Asset, LLC, and multiple subsidiary borrowers, as Borrowers (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
WHEREAS, for the purpose of inducing the Lenders and the Administrative Agent to make or maintain certain financial and other accommodations under the Restructure Agreement, and as a condition precedent thereof, Guarantor executed and delivered to the Administrative Agent an Amended and Restated Single Loan Guarantee dated of even date herewith (the “Guaranty”), unconditionally guaranteeing the prompt and full payment to the Administrative Agent (for the benefit of the Lenders) when due, whether by acceleration or otherwise, of the obligations under the Note (as defined below);
WHEREAS, Guarantor will directly and indirectly benefit from the loans and/or other financial and other accommodations made to FCMC and Holding in connection with the Restructure Agreement;
WHEREAS, Guarantor desires to partially secure the payment and performance of the Obligations under the Note and the Guaranty;
WHEREAS, in order to secure the prompt and complete payment, observance and performance of all of the Obligations of FCMC and Guarantor, which term “Obligations” means, without limitation, all indebtedness, debts, agreements, covenants, and liabilities (including principal, interest, interest accruing following the filing of a Bankruptcy petition by or against FCMC or Guarantor at the applicable rates specified in the Note (as defined below), whether or not such interest is allowed as a claim in Bankruptcy, late charges, collection costs, attorneys’ fees and the like) of FCMC and Guarantor to the Administrative Agent and the Lenders, as evidenced by the Note, the Guaranty and/or this Agreement, and any and all renewals of, amendments, modifications, restatements, extensions of or substitutes therefor. “Note” means that a certain Promissory Note dated as of the Effective Date, in the original principal sum of $1,000,000, executed by FCMC in favor of the Administrative Agent (for the benefit of the Lenders), and all replacements, modifications, supplements or amendments thereto.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Collateral. To secure the prompt and complete payment, observance and performance of all of the Obligations, Guarantor hereby grants a security interest, pledges and assigns to the Administrative Agent all right, title and interest of Guarantor in the instruments evidencing all indebtedness owed to such Guarantor (the “Pledged Notes”) and the security pledged therefore (the “Pledged Mortgages”) as such are more particularly described on Schedule 1 attached hereto issued by the obligors named therein, together with any and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing, all monies due and to become due thereon, and all general intangibles and payment intangibles arising therefrom, and all books and records, and other documents or property at any time evidencing or relating to the Pledged Notes (all of the foregoing, including without limitation the Pledged Notes and Pledged Mortgages, being collectively referred to herein as the “Collateral”).
2. General Covenants. Guarantor represents, warrants and covenants as follows:
(a) Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).
(b) Except for the liens granted hereby, (i) Guarantor is the sole owner of the Collateral, free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no person has possession of any of the Pledged Notes and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.
(c) Guarantor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, and shall defend the right, title and interest of the Administrative Agent in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.
(d) Guarantor’s state of organization is New York.
(e) Subject to any limitation stated therein or in connection therewith, all information furnished by Guarantor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.
3. Collection of Collateral. With respect to any Collateral collected by the Administrative Agent, Guarantor authorizes the Administrative Agent to indorse the name of Guarantor upon any checks or other items received in payment of any Collateral and to do any and all things necessary in order to reduce the same to money. All amounts received by the Administrative Agent representing payment of Collateral may be applied by the Administrative Agent to the payment of the Obligations in such order of preference as the Administrative Agent may determine, or the Administrative Agent may, at its option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of Guarantor, upon approval by the Administrative Agent, to obtain the release of all or part of such impounded amounts. The Administrative Agent may, however, at any time, apply all or any part of such impounded amounts as aforesaid. The Administrative Agent shall have the right to notify any persons or entities owing any Collateral and to demand and receive payment, but the Administrative Agent shall have no duty so to do. Guarantor shall notify the payor or payors on the Collateral that the Collateral is payable to the Administrative Agent.

4. Inspection. Guarantor shall at all times keep accurate and complete records of the Collateral and Guarantor shall, at all reasonable times and from time to time, allow the Administrative Agent, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from Guarantor’s books and records and to arrange for verification of the Collateral directly with the payor or payors or by other methods and to examine and inspect the Collateral wherever located.
5. Further Assurances. Guarantor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Administrative Agent may require to more completely vest in and assure to the Administrative Agent his rights hereunder and in or to the Collateral.
6. Preservation and Disposition of Collateral.
(a) Guarantor shall advise the Administrative Agent promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of the Administrative Agent.
(b) Guarantor shall not sell or otherwise dispose of the Collateral.
(c) Guarantor shall not (i) modify, amend or supplement any term of any Pledged Note or other agreement in respect of the Collateral, (ii) agree to any compromise or any other action or (iii) accept any prepayments or payments of principal in respect of the Collateral, in each instance without the prior written consent of the Administrative Agent.
(d) Guarantor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.
(e) At its option, the Administrative Agent may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral. Guarantor agrees to reimburse the Administrative Agent upon demand for any payment made or any expense incurred (including reasonable attorneys’ fees to the extent permitted by law) by the Administrative Agent pursuant to the foregoing authorization. Should Guarantor fail to pay said sum to the Administrative Agent upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

7. Extensions and Compromises. With respect to any Collateral held by the Administrative Agent as security for the Obligations, Guarantor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as the Administrative Agent may deem advisable. The Administrative Agent shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of the Administrative Agent.
8. Financing Statements. Guarantor hereby authorizes the Administrative Agent to file financing statements describing the Collateral, and any necessary future amendments thereto, in any and all public offices in which the Administrative Agent deems such filing to be necessary or desirable. In addition, at the request of the Administrative Agent, Guarantor shall join with the Administrative Agent in executing one or more financing statements in a form satisfactory to the Administrative Agent and shall pay the cost of filing the same in all public offices wherever filing is deemed by the Administrative Agent to be necessary or desirable.
9. Indorsement. Guarantor agrees that Guarantor shall endorse each Pledged Note on the reverse of each such Pledged Note or by allonge attached thereto with the following: “For value received, the undersigned Guarantor hereby indorses and assigns to the Administrative Agent with full recourse (i) a certain promissory note dated [specified date of Pledged Note] in the original principal amount of $[specified amount of Pledged Note] executed and delivered to Guarantor by [specified name of obligor].”
10. Appointment as Attorney-in-Fact. Guarantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as Guarantor’s true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Guarantor and in the name of Guarantor or in the Administrative Agent’s own name, from time to time in the Administrative Agent’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to the Administrative Agent the power and right, on behalf of Guarantor, without notice to or assent by Guarantor:
(a) To execute, file and record all such financing statements and similar documents and instruments as the Administrative Agent may deem necessary or desirable to protect, perfect and validate the Administrative Agent’s security interest in the Collateral.
(b) Upon the occurrence of any breach, event of default or default under the Credit Documents or this Agreement (each such breach, event of default or default, being an “Event of Default”): (i) to sign and indorse any invoices, drafts against Guarantors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding brought against Guarantor with respect to any Collateral; (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Administrative Agent may deem appropriate; and (v) generally, to sell, transfer, pledge, or make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and Guarantor’s expense, at any time or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Guarantor might do. Guarantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon the Administrative Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Administrative Agent to exercise any such powers. the Administrative Agent shall be accountable only for amounts that the Administrative Agent actually receives as a result of the exercise of such powers and neither the Administrative Agent nor any of its officers, directors, employees or agents shall be responsible to Guarantor for any act or failure to act, except for the Administrative Agent’s own gross negligence or willful misconduct.

11. Default. If any Event of Default occurs, then
(a) The Administrative Agent may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this Agreement and any or all of the Obligations in default.
(b) All payments received by Guarantor under or in connection with any of the Collateral shall be held by Guarantor in trust for the Administrative Agent, shall be segregated from other funds of Guarantor and shall forthwith upon receipt by Guarantor be turned over to the Administrative Agent in the same form as received by Guarantor (duly indorsed by Guarantor to the Administrative Agent, if required). Any and all such payments so received by the Administrative Agent (whether from Guarantor or otherwise) may, in the sole discretion of the Administrative Agent, be held by the Administrative Agent as collateral security for, and/or then or at any time thereafter be applied in whole or in part by the Administrative Agent against, all or any part of the Obligations in such order as the Administrative Agent may elect. Any balance of such payments held by the Administrative Agent and remaining after payment in full of all the Obligations shall be paid over to Guarantor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize Guarantor to sell or otherwise dispose of any Collateral.
(c) The Administrative Agent shall have the rights and remedies of a holder and of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the laws of the State of New York. Without limiting the generality of the foregoing, the Administrative Agent shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose the Administrative Agent may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Guarantor expressly agrees that the Administrative Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Guarantor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of the Administrative Agent’s offices or elsewhere at such prices as the Administrative Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Guarantor. Guarantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and to make it available to the Administrative Agent at such places as the Administrative Agent may reasonably select, whether at Guarantor’s premises or elsewhere. Guarantor further agrees to allow the Administrative Agent to use or occupy Guarantor’s premises, without charge, for the purpose of effecting the Administrative Agent’s remedies in respect of the Collateral. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of the Administrative Agent hereunder, including reasonable attorneys’ fees to the extent permitted by law and reasonable legal expenses, to the payment in whole or in part of the Obligations, in such order as the Administrative Agent may elect, and only after so paying over such net proceeds and after the payment by the Administrative Agent of any other amount required by any provision of law, shall the Administrative Agent account for the surplus, if any, to Guarantor. To the extent permitted by applicable law, Guarantor waives all claims, damages and demands against the Administrative Agent arising out of the repossession, retention, sale or disposition of the Collateral. Guarantor agrees that the Administrative Agent need not give more than ten (10) days’ notice (which notification shall be deemed given when provided pursuant to the terms of the Credit Documents) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Guarantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Administrative Agent is entitled. Guarantor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this Agreement including reasonable attorneys’ fees to the extent permitted by law.
12. General. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. the Administrative Agent shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Guarantor unless such waiver be in writing and signed by the Administrative Agent. No delay or omission on the part of the Administrative Agent in exercising any right shall operate as a waiver of such right or any other right. All of the Administrative Agent’s rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Guarantor shall be effective when deposited in the mail addressed to Guarantor at the address shown at the beginning of this Agreement. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the laws of the State of Ohio. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Guarantor and the Administrative Agent.
13. Amendment and Restatement. This Agreement amends and restates in its entirety that certain Collateral Assignment and Security Agreement dated as of March 25, 2009, executed and delivered by Guarantor (the “Existing Agreement”). On the effective date of this Agreement, the Existing Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Agreement shall thereafter be of no further force and effect. It is expressly understood and agreed by Guarantor and the Administrative Agent that this Agreement is in no way intended to constitute a novation of the obligations and liabilities existing under the Existing Agreement or evidence payment of all or any of such obligations and liabilities.
[Signature Page Follows]

IN WITNESS WHEREOF, Guarantor has signed this Agreement as of the date set forth above.

GUARANTOR: Harrison Street Realty Corp. a New York corporation

By:
Name: Thomas J. Axon Its: President
(Out-of-State New York Notary Acknowledgment)

STATE OF	}
} ss.:
COUNTY OF	}
On the                      day of September in the year 2010, before me, the undersigned personally appeared                                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument and that such individual made such appearance before the undersigned in the                                          (insert the city or other political subdivision and the state or country or other place the acknowledgment was taken.).

Notary Public

Print Name

My commission expires
[Signature Page to Amended and Restated Collateral Assignment and Security Agreement]

Schedule 1
Schedule of Pledged Notes Assigned
1. Modified Note Dated June 21, 1994 in the original principal amount of $525,708.41 with 18 Harrison Street Development Associates, a New York Limited Partnership as maker and Harrison Realty Corp., n.k.n. Harrison Street Realty Corp. as payee (Referred to as the “18 Harrison First Note”).
2. Demand Note Dated March 25, 2009 in the original principal amount of $1,005,820.10 with 18 Harrison Street Development Associates, a New York Limited Partnership. as maker and Harrison Street Realty Corp. as payee. (Referred to as the “18 Harrison Pear Note”)
3. Demand Note Dated March 25, 2009 in the original principal amount of $1,315,382.00 with 185 Franklin Street Development Associates L.P. as maker and Harrison Street Realty Corp. as payee. (Referred to as the “185 Franklin Demand Note”)
Schedule of Pledged Mortgages Assigned
1. Agreement of Extension and Modification of Mortgage dated June 21, 1994 between 18 Harrison Street Development Associates, a New York Limited Partnership and Harrison Realty Corp., n.k.n. Harrison Street Realty Corp. securing the 18 Harrison First Note. (Referred to as the “18 Harrison First Mortgage”)
2. MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND FIXTURE FILING from 18 Harrison Street Development Associates, a New York Limited Partnership, Mortgagor, to Harrison Street Realty Corp. Mortgagee dated as of March 25, 2009, securing the 18 Harrison Pear Note. (Referred to as the “18 Harrison Second Mortgage”)
3. MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, FINANCING STATEMENT AND FIXTURE FILING from 185 Franklin Street Development Associates, a New York Limited Partnership, Mortgagor, to Harrison Street Realty Corp. Mortgagee dated as of March 25, 2009, securing the 185 Franklin Demand Note. (Referred to as the “185 Franklin Mortgage”)

EXHIBIT 3.2 FF

GUARANTOR:	Harrison Street Realty Corp.	MAKER:	Franklin Credit Management Corporation
ADDRESS:	6 Harrison Street, 5th Floor New York, New York 10013	ADDRESS:	101 Hudson Street, 25th Floor Jersey City, NJ 07302
AMENDED AND RESTATED SINGLE LOAN GUARANTEE
This Amended and Restated Single Loan Guarantee (this “Guarantee”) is made as of the 22nd day of September, 2010 (the “Effective Date”), by Harrison Street Realty Corp., f.k.a. Harrison Realty Corp, a New York corporation (“Guarantor”) in favor of The Huntington National Bank, as Administrative Agent for the Lenders (as those terms are defined below).
WITNESSETH
WHEREAS, pursuant to that certain Restructure Agreement dated as of September 22, 2010 (as amended, modified, supplemented or restated from time to time, the “Restructure Agreement”), among, inter alia, The Huntington National Bank, Franklin Mortgage Asset Trust 2009-A, Franklin Credit Holding Corporation (“Holding”), Franklin Credit Management Corporation (“FCMC”), Thomas J. Axon, on behalf of a buyer, Bosco Credit II, LLC, and Thomas J. Axon, individually (“Axon”), and in consideration of certain financial and other accommodations made by the Administrative Agent and the Lenders, FCMC has agreed to execute and deliver the Note (as defined below) and FCMC, Holding and Axon have agreed to cause Guarantor to execute this Guarantee to secure the obligations arising under or in connection with the Note. Capitalized terms used and not defined herein shall adopt their respective meanings as set forth in that a certain Amended and Restated Credit Agreement dated March 31, 2009, among The Huntington National Bank, as Administrative Agent (the “Administrative Agent”), The Huntington National Bank, Huntington Finance LLC, M&I Marshall & Ilsley Bank and BOS (USA) Inc., as Lenders, and Franklin Credit Asset Corporation, Tribeca Lending Corp., Franklin Asset, LLC, and multiple subsidiary borrowers, as Borrowers (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
WHEREAS, Guarantor will directly and indirectly benefit from the loans and/or other financial and other accommodations made to FCMC and Holding in connection with the Restructure Agreement;
WHEREAS, Guarantor acknowledges that making or maintaining of the financial and other accommodations to Guarantor, FCMC and Holding under the Restructure Agreement will inure to the substantial benefit of Guarantor; and
WHEREAS, the Administrative Agent and the Lenders have required as a condition, among others, of extending making or maintaining certain financial or other accommodations under the Restructure Agreement, that Guarantor enter into this Guarantee.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
For the purpose of inducing the Lenders and the Administrative Agent to make or maintain certain financial and other accommodations under the Restructure Agreement, Guarantor hereby unconditionally guarantees the prompt and full payment to the Administrative Agent for the benefit of the Lenders when due, whether by acceleration or otherwise, of the Obligations.
“Obligations” means, without limitation, all indebtedness, debts and liabilities (including principal, interest, interest accruing following the filing of a Bankruptcy petition by or against FCMC at the applicable rates specified in the Note (as defined below), whether or not such interest is allowed as a claim in Bankruptcy, late charges, collection costs, attorneys’ fees and the like) of FCMC to the Administrative Agent and the Lenders, evidenced by the Note (as defined below), and any and all renewals of, extensions of or substitutes therefor. “Note” means a certain Promissory Note dated as of the Effective Date, in the original principal sum of $1,000,000, executed by FCMC in favor of the Administrative Agent for the benefit of the Lenders, and all replacements, modifications, supplements or amendments thereto. “Obligations” does not include any indebtedness, debts and liabilities in respect of any Advance (as term is defined in the Credit Agreement). The Obligations are secured by one or more security agreements, pledges, and/or mortgages dated as of the Effective Date or various other dates.
This Guarantee amends and restates in its entirety that certain Single Loan Guarantee (Licensing) dated as of March 31, 2009 (the “Existing Guarantee”), issued by Guarantor. On the effective date of this Guarantee, the Existing Guarantee shall be amended and restated in its entirety by this Guarantee, and the Existing Guarantee shall thereafter be of no further force and effect. It is expressly understood and agreed by Guarantor and the Administrative Agent that this Guarantee is in no way intended to constitute a novation of the obligations and liabilities existing under the Existing Guarantee or evidence payment of all or any of such obligations and liabilities.
Guarantor hereby promises that if the Obligations are not paid promptly when due, Guarantor will, upon request of the Administrative Agent, immediately pay the Obligations to the Administrative Agent and the Lenders, irrespective of any action or lack of action on the Administrative Agent’s part in connection with the acquisition, perfection, possession, enforcement or disposition of the Obligations or any or all security therefor or otherwise, and further irrespective of any invalidity in the Obligations, the unenforceability thereof or the insufficiency, invalidity or unenforceability of any security therefor.

Guarantor waives notice of acceptances of this Guarantee. This Guarantee is a continuing guaranty, and, in addition to covering all present Obligations of FCMC to the Administrative Agent and the Lenders, will extend to all future Obligations of FCMC to the Administrative Agent and the Lenders in respect of the Note, whether such Obligations are reduced, amended, or entirely extinguished and thereafter increased or reincurred. This Guarantee is made and will remain in effect until the Obligations are paid in full. The Administrative Agent’s and the Lenders’ rights hereunder shall be reinstated and revived, and this Guarantee shall be fully enforceable, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Administrative Agent or any Lender as a result of the Bankruptcy, insolvency or reorganization of FCMC, Guarantor, or any other person, or as a result of any other fact or circumstance, all as though such amount had not been paid.
In the event Guarantor at any time shall pay any sums on account of any Obligations or take any other action in performance of the Obligations, Guarantor shall be subrogated to the rights, powers, privileges and remedies of the Administrative Agent and any Lender in respect of such Obligations; provided that all such rights of subrogation and all claims and indebtedness arising therefrom shall be, and Guarantor hereby agrees that the same are, and shall be at all times, in all respects subordinate and junior to all Obligations, and provided, further, that Guarantor hereby agrees that Guarantor shall not seek to exercise any such rights of subrogation, reimbursement, exoneration, or indemnity whatsoever or any rights of recourse to any security for any of the Obligations unless or until the Obligations shall have been indefeasibly paid in full in cash and duly and fully performed.
Guarantor waives presentment, demand, protest, notice of protest and notice of dishonor or other nonpayment of the Obligations and further waives notice of sale or other disposition of any collateral or security now held or hereafter acquired by the Administrative Agent. Guarantor agrees that no extension of time, whether one or more, nor any other indulgence granted by the Administrative Agent or any Lender to FCMC, or to Guarantor, and no omission or delay on the Administrative Agent’s part in exercising any right against, or in taking any action to collect from or pursue the Administrative Agent’s remedies against FCMC or Guarantor, or either of them, will release, discharge or modify the duties of Guarantor. Guarantor agrees that the Administrative Agent may, without notice to or further consent from Guarantor, release or modify any collateral, security or other guaranties now held or hereafter acquired, or substitute other collateral, security or other guaranties, and no such action will release, discharge or modify the duties of Guarantor hereunder. Guarantor further agrees that the Administrative Agent and the Lenders will not be required to pursue or exhaust any of their rights or remedies against FCMC or Guarantor, or either of them, with respect to payment of any of the Obligations, or to pursue, exhaust or preserve any of its rights or remedies with respect to any collateral, security or other guaranties given to secure the Obligations, or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Guarantor.
Guarantor agrees to furnish true and complete financial statements from time to time on request of the Administrative Agent and at least once a year, within 30 days after the end of each calendar year and agrees that failure to furnish such financial statements may constitute or be deemed to constitute a default or event of default of the Obligations. Guarantor agrees that any legal suit, action or proceeding arising out of or relating to this Guarantee may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio; waives any objection which Guarantor may have now or acquire hereafter to the venue of any such suit, action or proceeding; and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

Guarantor agrees that any and all claims of Guarantor against FCMC, any other Guarantor or any endorser or other guarantor of all or any part of the Obligations, or against any of their respective properties, shall be subordinated to all of the Obligations. Notwithstanding any right of Guarantor to ask, demand, sue for, take or receive any payment from FCMC, all rights and liens of Guarantor, whether now or hereafter arising and howsoever existing, in any assets of FCMC (whether constituting part of the collateral securing the Obligations or otherwise) shall be and hereby are subordinated to the rights of the Administrative Agent in those assets. Guarantor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations shall have been fully paid and satisfied and all financing arrangements between FCMC, the Administrative Agent and the Lenders have been terminated. If all or any part of the assets of FCMC, or the proceeds thereof, are subject to any distribution, division or application to the creditors of FCMC, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, Bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of FCMC is dissolved or if substantially all of the assets of FCMC are sold, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of FCMC to Guarantor (“FCMC Indebtedness”) shall be paid or delivered directly to the Administrative Agent for application on any of the Obligations, due or to become due, until such Obligations shall have first been fully paid and satisfied. Guarantor irrevocably authorizes and empowers the Administrative Agent to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to make and present for and on behalf of Guarantor such proofs of claim and take such other action, in the Administrative Agent’s own name or in the name of Guarantor or otherwise, as the Administrative Agent may deem necessary or advisable for the enforcement of this Guarantee. The Administrative Agent may vote such proofs of claim in any such proceeding, receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and apply the same on account of any of the Obligations. Should any payment, distribution, security or instrument or proceeds thereof be received by Guarantor upon or with respect to FCMC Indebtedness prior to the satisfaction of all of the Obligations and the termination of all financing arrangements between FCMC, the Administrative Agent, and the Lenders, Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Administrative Agent and shall forthwith deliver the same to the Administrative Agent, in precisely the form received (except for the endorsement or assignment of Guarantor where necessary), for application to any of the Obligations, due or not due, and, until so delivered, the same shall be held in trust by Guarantor as the property of the Administrative Agent. If Guarantor fails to make any such endorsement or assignment to the Administrative Agent, the Administrative Agent or any of its officers or employees are hereby irrevocably authorized to make the same. Guarantor agrees that until the Obligations have been paid in full (in cash) and satisfied and all financing arrangements between FCMC, the Administrative Agent and the Lenders have been terminated, Guarantor will not assign or transfer any claim Guarantor has or may have against FCMC.

WAIVER OF RIGHT TO TRIAL BY JURY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTEE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY LENDER WITH RESPECT TO THIS GUARANTEE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT GUARANTOR, THE ADMINISTRATIVE AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF THE RIGHT OF GUARANTOR TO TRIAL BY JURY.
If any Obligation of FCMC is assigned by the Administrative Agent or any Lender, this Guarantee will inure to the benefit of such assignee, and to the benefit of any subsequent assignee, to the extent of the assignment or assignments, provided that no assignment will operate to relieve Guarantor from any duty to the Administrative Agent and the Lenders hereunder with respect to any unassigned Obligation. In the event that any one or more of the provisions contained in this Guarantee or any application thereof shall be determined to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and any other applications thereof shall not in any way be affected or impaired thereby. This Guarantee shall be construed in accordance with the law of the State of Ohio.
The liabilities evidenced hereby may from time to time be evidenced by another guaranty or guaranties given in substitution or reaffirmation hereof. Any security interest or mortgage which secures the liabilities evidenced hereby shall remain in full force and effect notwithstanding any such substitution or reaffirmation.
If at the time of payment of the Obligations and any discharge hereof, Guarantor shall be then directly or contingently liable to the Administrative Agent or any Lender as maker, indorser, surety or guarantor of any other loan or obligation whether the same shall be evidenced by a note, bill of exchange, agreement of guaranty or other instrument, then the Administrative Agent may continue to hold any collateral of Guarantor as security therefor, even though this Guarantee shall have been surrendered to Guarantor. The Administrative Agent shall not be bound to take any steps necessary to preserve any rights in the collateral against prior parties. If any Obligations hereunder are not paid when due, the Administrative Agent may, at its option, demand, sue for, collect or make any compromise or settlement it deems desirable with reference to any collateral, and shall have the rights of a secured party under the law of the State of Ohio. Guarantor shall be liable for any deficiency. In the event the Administrative Agent shall institute any action for the enforcement or collection of the obligations evidenced hereby, Guarantor agrees to pay all costs and expenses of such action, including reasonable attorneys’ fees, to the extent permitted by law.
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Executed and delivered at                     ,                     , as of the date set forth above.

GUARANTOR: Harrison Street Realty Corp., a New York corporation

By:
Thomas J. Axon, President.

ACCEPTED AND AGREED as of the date first above written:

THE HUNTINGTON NATIONAL BANK, as Administrative Agent
By:
Name:
Title:

Exhibit 10.8
RELEASE, CANCELLATION AND DISCHARGE
OF
LIMITED RECOURSE GUARANTY
OF
FRANKLIN CREDIT MANAGEMENT CORPORATION
KNOW ALL MEN BY THESE PRESENTS:
WHEREAS, FRANKLIN CREDIT MANAGEMENT CORPORATION (“FCMC”), entered into a Limited Recourse Guaranty dated March 31, 2009 (the “Guaranty”), with THE HUNTINGTON NATIONAL BANK, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (as defined below), to guarantee the payment of the obligations of Franklin Credit Asset Corporation, Tribeca Lending Corp. and their Subsidiaries as borrowers (collectively the “Borrowers”, pursuant to (a) a certain Amended and Restated Credit Agreement by and among the Borrowers, the financial institutions party thereto from time to time as lenders (each, a “Lender”, and, collectively, the “Lenders”), and the Administrative Agent, dated as of March 31, 2009, and all amendments, modifications, and supplements thereto from time to time, and (b) various promissory notes executed by the Borrowers dated various dates; and
WHEREAS, the Administrative Agent wishes to release, cancel and discharge the Guaranty.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Administrative Agent does hereby release, cancel and discharge Franklin Credit Management Corporation from all of its duties and obligations to the Administrative Agent and the Lenders under the Guaranty, and the Guaranty is hereby released, cancelled and discharged.

IN WITNESS WHEREOF, the Administrative Agent has caused this instrument to be executed in its corporate name, by its duly authorized officer as of the 22nd day of September, 2010.

THE HUNTINGTON NATIONAL BANK, as Administrative Agent

By:	/s/ David L. Abshier
	Its:	Authorized Signer

AGREED AND CONSENTED:
FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Thomas J. Axon
/s/ Thomas J. Axon, President

Exhibit 4.2
SECOND CONSENT AGREEMENT
THIS SECOND CONSENT AGREEMENT (this “Agreement”) is entered into as of the 22nd day of September, 2010, by and among THE FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS (each, a “Lender” and collectively, the “Lenders”) and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”), as administrative agent for the Lenders, in such capacity, and together with its successors and assigns in such capacity, the “Administrative Agent”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).
RECITALS:
A. As of March 31, 2009, Franklin Credit Asset Corporation, a Delaware Corporation (“Franklin Asset”), Tribeca Lending Corp., a New York corporation (“Tribeca”), Franklin Asset, LLC, a Delaware limited liability company (“FCAC Subco”), and the other Borrowers listed on Schedule A to the Credit Agreement (together with Franklin Asset, Tribeca and FCAC Subco, each, a “Borrower” and collectively, the “Borrowers”), the Lenders party thereto, and the Administrative Agent executed a certain Amended and Restated Credit Agreement (as amended prior to the date hereof, the “Credit Agreement”) setting forth the terms of certain extensions of credit and other financial accommodations to the Borrowers; and
B. Pursuant to the terms of a Consent Agreement dated as of July 20, 2010 (the “First Consent”), between and among the parties to this Agreement, each of the Lenders under the Credit Agreement previously consented to the release of certain mortgage loans identified to the Lenders (the “Identified Mortgage Loans”) held as Collateral pursuant to the Loan Documents executed in connection with the Credit Agreement; and
C. Certain Affiliates of the Borrowers, Franklin Credit Management Corporation (“FCMC”) and Franklin Credit Holding Corporation (“Holding”), have granted security interests or Mortgages on certain Release Collateral (as defined below) owned by such Affiliates pursuant to the Loan Documents executed and delivered in connection with the Credit Agreement or a credit facility to such Affiliates extended by The Huntington National Bank. “Release Collateral” means (i) the Pledged Interests in FCMC, (ii) certain real property interests commonly known as 6 Harrison Street, Unit 6, New York, New York, (iii) certain real property interests commonly known as 350 Albany Street, New York, New York, and (iv) up to $650,000 in cash collateral held as security for a credit facility to such Affiliates extended by Huntington and HF (and subject to a second Lien and security interest in favor of the Administrative Agent). In addition, FCMC executed and delivered to the Administrative Agent a certain Limited Recourse Guaranty, dated as of March 31, 2009 (the “FCMC Limited Recourse Guaranty”); and

D. In connection with (i) the proposed purchase of substantial portions of the Identified Mortgage Loans which are subordinate lien Mortgage Loans (the “Subordinate Loan Sale”) by an Affiliate of the Borrowers, and (ii) the sale, restructuring or spin off (the “Restructuring”) by Holding of its ownership interests in FCMC, FCMC and Holding have requested that the Administrative Agent (w) release its Liens and Mortgages in the Release Collateral, (x) discharge FCMC from any liability under the FCMC Limited Recourse Guaranty, (y) consent to a change of control of FCMC and (z) waive any Events of Default resulting from the Restructuring, in exchange for (i) the payment to the Administrative Agent of not less than the aggregate sum of $5,000,000 (the “Release Payment”), in respect of which up to $1,000,000 of said sum, may be paid by execution and delivery of a secured promissory note due and payable not later than six months after the date of the Restructuring, which obligation evidenced by such note shall be guaranteed by guarantors and secured by collateral security, in each instance, in all respects satisfactory to the Administrative Agent, and (ii) execution and delivery by, inter alia, FCMC to the Administrative Agent of a certain Deferred Payment Agreement (the “Deferred Payment Agreement”) pursuant to which the Administrative Agent for the benefit of the Lenders shall receive, if applicable, certain deferred payments pursuant to the terms of the Deferred Payment Agreement; and
E. Huntington and New Trust have entered into a restructuring term sheet with FCMC, Holding, Thomas J. Axon, on behalf of himself and Bosco Credit II, LLC, an executed copy of which has been provided to each Lender; and
F. The Administrative Agent, Huntington and HF are willing to agree to the release of the Liens in favor of the Administrative Agent with respect to the Release Collateral, discharge FCMC from liability under the FCMC Limited Recourse Guaranty, consent to a change of control of FCMC and waive any Events of Default resulting from the Restructuring, and the Administrative Agent has requested that the Required Lenders approve and consent to such actions and transactions, upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the representations, mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. So long as the Administrative Agent receives not less than the Release Payment, minus any reasonable expenses incurred in obtaining such Release Payment, and obtains from FCMC the execution and delivery of the Deferred Payment Agreement, each Lender executing this Agreement and the Administrative Agent hereby approve and consent to the Administrative Agent’s (a) release of the Liens in favor of the Administrative Agent with respect to the Release Collateral, (b) release of FCMC from all liability under the FCMC Limited Recourse Guaranty, (c) consent to a change of control of FCMC and (d) waiver of any Events of Default resulting from the Restructuring.
2. The Administrative Agent agrees to cause all of the cash proceeds received pursuant to the Release Payment or the Deferred Payment Agreement, in each instance, minus any reasonable costs and expenses incurred in connection with obtaining such Release Payment or other payment, to be distributed pursuant to the terms of Section 2.04 of the Credit Agreement, within five (5) Business Days of the Administrative Agent’s receipt of any such proceeds.

3. Except as modified herein or in any amendment to any Loan Document executed in connection herewith, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement, the Loan Documents and all other agreements executed in connection therewith shall remain as written originally and in full force and effect in accordance with their respective terms, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Administrative Agent and each Lender may have thereunder. The agreements set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under or of any other term or provisions of the Credit Agreement or any Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of the Borrowers which would require the consent of the Administrative Agent or any Lender.
4. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one and the same document. Separate counterparts may be executed with the same effect as if all parties had executed the same counterparts. This Agreement shall be effective upon execution by the Administrative Agent and the Lenders.
5. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.
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IN WITNESS WHEREOF, the Lenders and the Administrative Agent have hereunto set their hands as of the date first set forth above.

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK
By:
	Name:	Mark T. Bahlmann
	Title:	Authorized Signer

LENDERS: THE HUNTINGTON NATIONAL BANK, as Lender
By:
	Name:	Mark T. Bahlmann
	Title:	Authorized Signer

HUNTINGTON FINANCE LLC, as Lender
By:
Name:
Title:

M & I MARSHALL & ILSLEY BANK, as Lender
By:
Name:
Title:

By:
Name:
Title:

BOS (USA) INC., as Lender
By:	Bank of Scotland plc, as Administrative Agent

By:
Name:
Title:

Exhibit 10.9
FIRST AMENDMENT TO
AMENDED AND RESTATED PLEDGE AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED PLEDGE AGREEMENT (this “Amendment”), dated as of September 22, 2010, is entered into by and between FRANKLIN CREDIT HOLDING CORPORATION, a Delaware corporation (the “Grantor”), and The Huntington National Bank, a national banking association, acting hereunder as contractual representative pursuant to the Credit Agreement for Lenders (“Huntington,” acting as such contractual representative and any successor or successors to Huntington acting in such capacity, being referred to as the “Administrative Agent”). All capitalized terms in this Amendment that are not otherwise defined herein shall have the meanings ascribed to such terms in the Pledge Agreement (as defined below).
RECITALS:
A. On or about March 31, 2009, the Grantor entered into a certain Amended and Restated Pledge Agreement (the “Pledge Agreement”) in favor of Administrative Agent, which was accepted and agreed to by Administrative Agent on that same date; and
B. Pursuant to the terms and subject to the conditions of the Pledge Agreement, the Grantor collaterally assigned, mortgaged, pledged, and hypothecated to Administrative Agent (for the benefit of the Secured Creditors) a lien on and security interest in, and a collateral assignment of, all of Grantor’s right, title, and interest in, to, and under the Collateral; and
C. The Grantor and the Administrative Agent have agreed that the Pledge Agreement should be amended and modified upon the terms and subject to the conditions contained herein.
NOW, THEREFORE, in consideration of the mutual covenants, agreements, and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The definition of “Pledged Stock,” as set forth in Section 1.1(b) of the Pledge Agreement is hereby amended to recite in its entirety as follows:
“Pledged Stock” means the shares of capital stock owned by the Grantor (other than the capital stock of Franklin Credit Management Corporation), including all shares of capital stock listed on Schedule 2.

2. Section 4.1 of the Pledge Agreement is hereby amended to recite in its entirety as follows:
The Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any Collateral; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any applicable Law or any policy of insurance covering the Collateral; (c) not sell, transfer, pledge or assign (by operation of law or otherwise) any Collateral; (d) not enter into any agreement or undertaking restricting the right or ability of the Administrative Agent to sell, assign or transfer any Collateral; (e) promptly notify the Administrative Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any Collateral; (f) not cause or permit any of the Grantor’s Subsidiaries (other than Franklin Credit Management Corporation) to directly or indirectly create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except for Indebtedness to any Lenders; (g) not agree, or permit any of its Subsidiaries (other than Franklin Credit Management Corporation) to agree, to create or otherwise become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to pay, directly or indirectly, dividends or make any other distributions in respect of its capital stock; and (h) not issue any additional stock, membership interests or other equity interests (including, without limitation, any option rights) in any Subsidiary (other than Franklin Credit Management Corporation) of the Grantor.
3. Schedule 2 to the Pledge Agreement is hereby replaced with Schedule 2 attached to this Amendment.
4. Conditions of Effectiveness. This Amendment shall become effective as of September 22, 2010, upon satisfaction of all of the following conditions precedent:
(a) Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of Administrative Agent and its counsel, containing such information requested by Administrative Agent and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Administrative Agent, each of the following documents:
(i) Two duly executed copies of this Amendment;
(b) The representations contained in the immediately following paragraph shall be true and accurate.
5. Representations and Warranties. The Grantor represents and warrants to Administrative Agent as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of the Grantor in the Pledge Agreement and in any other document executed in connection therewith is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery, and performance by the Grantor of this Amendment and any other related document have been duly authorized by all requisite corporate or organizational action on the part of the Grantor and will not violate any Laws applicable to the Grantor; (c) this Amendment has been duly executed and delivered by the Grantor, and each of this Amendment, the Pledge Agreement, and any other related document as amended hereby constitutes the legal, valid, and binding obligation of the Grantor, enforceable against the Grantor in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default.

6. Ratification and Reaffirmation. The Grantor agrees (i) that all the obligations, indebtedness, and liabilities of the Grantor to the Administrative Agent under the Pledge Agreement are the valid and binding obligations of the Grantor; (ii) that the Secured Obligations of the Grantor are valid and binding without any present right of offset, claim, defense, or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to the Administrative Agent are valid and binding and are hereby ratified and confirmed in all respects.
7. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Pledge Agreement to “Amended and Restated Pledge Agreement,” “Pledge Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in any related documents to the Pledge Agreement, shall mean and be a reference to the Pledge Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants, and conditions of the Pledge Agreement and any related documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit, or impair any of the rights and powers which the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to, or modification of any of the Administrative Agent’s rights under, or of any other term or provisions of, the Pledge Agreement or any other related document, or of any term or provision of any other document referred to therein or herein or of any transaction or future action on the part of the Grantor that would require the consent of the Administrative Agent.
8. Waiver and Release of All Claims and Defenses. The Grantor hereby forever waives, relinquishes, discharges, and releases all defenses and claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against the Administrative Agent, its successors, assigns, directors, officers, shareholders, agents, employees, and attorneys (collectively, the “Released Parties”), the Secured Obligations, or the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent and the Grantor, which the Grantor may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions, or recoupments, by the Grantor and all of its representatives, successors, assigns, agents, employees, officers, directors, and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements, or obligations of any kind, type, or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law, or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.
9. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
10. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
12. Costs and Expenses. The Grantor agrees to pay on demand in accordance with the terms of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto.
13. Further Assurances. The Grantor hereby agrees to execute and deliver such additional documents, instruments, and agreements reasonably requested by the Administrative Agent as may be reasonably necessary or appropriate to effectuate the purposes of this Amendment.
14. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
15. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Grantor and the Administrative Agent have hereunto set their hands as of the date first set forth above.

GRANTOR: FRANKLIN CREDIT HOLDING CORPORATION
By:	/s/ Thomas J. Axon
	Name:	Thomas J. Axon
	Title:	President

ADMINISTRATIVE AGENT: THE HUNTINGTON NATIONAL BANK, as Administrative Agent
By:	/s/ David L. Abshier
Name: David L. Abshier
Title: Authorized Signer
Signature Page to First Amendment to Amended and Restated Pledge Agreement

SCHEDULE 2

(Pledged Collateral)
•
100% of issued and outstanding equity of all classes of stock and membership interests of subsidiaries of Franklin Credit Holding Corporation, including but not limited to, Franklin Credit Asset Corporation, Tribeca Lending Corp. and Franklin Credit Loan Servicing, LLC, but excluding Franklin Credit Management Corporation.

Signature Page to First Amendment to Amended and Restated Pledge Agreement

Exhibit 10.5
PROMISSORY NOTE

$1,000,000.00	Columbus, Ohio	September 22, 2010
FOR VALUE RECEIVED, FRANKLIN CREDIT MANAGEMENT CORPORATION (“Maker”) promises to pay to the order of The Huntington National Bank, as Administrative Agent (“Payee,” which term shall include any holder hereof) for the benefit of the Lenders under the Credit Agreement (as defined below), at such place as Payee may designate or, in the absence of such designation, at the office of the Administrative Agent at 41 South High Street, Columbus, Ohio 43215, the sum of One Million Dollars ($1,000,000.00) (hereinafter called the “Principal Sum”), together with interest as hereinafter provided. Maker promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this promissory note (this “Note”). Capitalized terms used and not defined herein shall adopt their respective meanings as set forth in that a certain Amended and Restated Credit Agreement dated March 31, 2009, among The Huntington National Bank, as Administrative Agent (the “Administrative Agent”), The Huntington National Bank, Huntington Finance LLC, M&I Marshall & Ilsley Bank and BOS (USA) Inc., as Lenders, and Franklin Credit Asset Corporation, Tribeca Lending Corp., Franklin Asset, LLC, and multiple subsidiary borrowers, as Borrowers (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”).
This Note is issued in connection with that certain Restructure Agreement dated as of September 22, 2010 (the “Restructure Agreement”, among, inter alia, Payee and Maker (as amended, modified, supplemented or restated from time to time, the “Restructure Agreement”).
Until the Maturity Date (as defined below), interest will accrue on the unpaid balance of the Principal Sum until paid at the rate of 10% per annum; provided, however, if Maker pays the Principal Sum to Payee on or before the November 22, 2010 (the “Maturity Date”), no interest accruing under this Note shall be due and payable. All interest shall be calculated on the basis of a 365 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.
The Principal Sum and any accrued interest shall be due and payable on the Maturity Date, subject to the terms of this Note.
Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.
This Note is guaranteed by Thomas J. Axon and secured by the Guarantor Collateral (as defined in the Restructure Agreement), and the security interests, assignments, and mortgages as described in the Restructure Agreement.

Upon the occurrence of any of the following events (each, an “Event of Default”):
(a) Maker fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;
(b) the failure of Maker, any obligor, guarantor, assignor, or mortgagor (each a “Loan Party”) under any agreement or document delivered in connection with this Note or the Guarantor Collateral (as defined in the Restructure Agreement) to perform any covenant, term, or agreement in any instrument, mortgage, assignment or agreement evidencing, securing or related to any obligation of Maker or other Loan Party to Payee;
(c) if any Loan Party shall fail to do all things reasonably necessary to preserve and maintain the value and collectibility of the Guarantor Collateral;
(d) if the value of the Guarantor Collateral shall decline in any material respect, and Maker shall fail to furnish immediately upon demand additional collateral satisfactory to Payee;
(e) if Maker shall fail to furnish true and complete financial statements from time to time on request of Payee;
(f) the death or dissolution of Maker or any other Loan Party;
(g) if bankruptcy, reorganization, arrangement, insolvency, liquidation or receivership proceedings are instituted by or against Maker or any other Loan Party under federal or state law; or
(h) if any representation, warranty or other information given to Payee by any Loan Party shall prove to be false, untrue or misleading in any material respect, then Payee may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event Payee shall institute any action for the enforcement or collection of the obligations evidenced hereby, Maker agrees to pay all costs and expenses of such action, including reasonable attorneys’ fees, to the extent permitted by law.
Additionally, upon the occurrence of an Event of Default, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at the rate of 15% per annum.
Maker, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. Payee shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.
The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.
MAKER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF MAKER OR PAYEE WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND MAKER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT MAKER OR PAYEE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF MAKER TO THE WAIVER OF THE RIGHT OF MAKER TO TRIAL BY JURY.
[Signature Page Follows]

Maker:

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Thomas J. Axon

	Printed Name:	Thomas J. Axon
	Title:	President

Exhibit 6
DEFERRED PAYMENT AGREEMENT
This Deferred Payment Agreement (the “Agreement”) is made this 22nd day of September, 2010, by and among The Huntington National Bank, a national banking association, in its capacity as Administrative Agent under the Legacy Credit Agreement (as defined below) (“Huntington”), Franklin Credit Management Corporation, a Delaware corporation, or any successor-in-interest thereto (“FCMC”) and Thomas J. Axon (“Axon”).
Recitals
A. This Agreement is entered into pursuant to Paragraph 6 of Annex A to that certain Restructure Agreement, dated September 22nd, 2010, by and among, inter alia, Huntington, Franklin Mortgage Asset Trust 2009-A, Franklin Credit Holding Corporation, FCMC and Thomas J. Axon (the “Restructure Agreement”).
B. Pursuant to Paragraph 3 of Annex A to the Restructure Agreement, the obligations of FCMC and Axon under this Agreement are additional consideration for the release of the pledge and security interests of Huntington in the 70% of the capital stock in FCMC and all distributions made thereunder under the applicable loan documents executed in connection with the Legacy Credit Agreement.
Agreement
NOW, THEREFORE, in consideration of the mutual promises set forth herein, it is hereby agreed as follows:
1. Definitions.
“Aggregate Value” means the value of FCMC based on the aggregate consideration directly or indirectly paid or payable to FCMC and the Equity Holders (as defined below) in connection with or as a result of a Transaction (as defined below) determined as follows:
(a) In the case of a Transaction involving the acquisition of equity securities, the Aggregate Value shall include the total consideration paid or payable to Equity Holders (or FCMC in the case of a new issuance), plus, in the case of a Transaction involving the acquisition of 50% or more of the fully diluted outstanding equity securities of FCMC, (i) the amount of all indebtedness for borrowed money (including capitalized leases and repayment obligations under letters of credit) of FCMC outstanding immediately prior to the Transaction, plus (ii) the amount by which any defined benefit pension liabilities exceed the value of the corresponding assets of the applicable plan (determined, for a single-employer plan, on a plan termination basis and, for a multiemployer plan, based on withdrawal liability that would be incurred assuming a withdrawal at the time of the sale), plus (iii) the amount of any liabilities under deferred compensation plans in existence immediately prior to the Transaction. If 50% or more of FCMC’s fully diluted outstanding equity securities are acquired pursuant to the Transaction, then the Aggregate Value shall be calculated as if 100% of FCMC’s outstanding equity securities were acquired for the same per share price as those equity securities actually acquired.

(b) In the case of a Transaction involving the acquisition of assets, the Aggregate Value shall include the total consideration paid or payable for the assets acquired. In the case of a Transaction involving the acquisition of a material portion of the assets or business of FCMC, the Aggregate Value shall include the total consideration paid or payable for the assets acquired, plus (w) the amount of all assumed indebtedness for borrowed money (including capitalized leases and repayment obligations under letters of credit), plus (x) the amount by which any assumed defined benefit pension liabilities exceed the value of the corresponding transferred assets of the applicable plan (determined, for a single-employer plan, on a plan termination basis and, for a multiemployer plan, based on withdrawal liability that would be incurred assuming a withdrawal at the time of the sale), plus (y) the sum of (i) the net book value of any current assets less trade payables (determined in accordance with accounting practices consistent with FCMC’s historical practice) retained by FCMC and (ii) the fair market value of any assets other than working capital assets retained FCMC plus (z) the amount of any assumed liabilities under deferred compensation plans.
(c) In any Transaction, the Aggregate Value will include consideration paid or payable to FCMC and its Equity Holders under covenants not to compete and management or consulting arrangements (excluding reasonable salaries or wages payable under bona fide agreements for actual services).
(d) In any Transaction, the Aggregate Value will include the aggregate amount of (i) any dividends or distributions declared after the date hereof, and (ii) payments by FCMC to repurchase any outstanding equity securities after the date hereof.
(e) In any Transaction, the Aggregate Value will include amounts payable pursuant to any earnout, royalty or similar arrangement. To the extent payment of any consideration is contingent, the Deferred Payment shall be paid proportionally such that the Deferred Payment received at closing shall be the same proportion of Aggregate Value paid at close with any fee related to contingent payments being paid at the time the contingency is realized. Amounts payable pursuant to notes or an escrow arrangement however will not be deemed contingent for purposes of calculating the Aggregate Value realized at close.

(f) The Aggregate Value will be deemed to include all forms of consideration, including without limitation, cash and cash equivalents, notes and other evidence of indebtedness, securities and other property. Consideration other than cash and cash equivalents will be valued as follows:
(i) notes and other evidence of indebtedness will be valued at face value;
(ii) common stock and securities convertible into common stock will be valued at fair market value (as determined in good faith by agreement of FCMC and Huntington without regard to minority or liquidity discounts);
(iii) preferred stock will be valued at the greater of liquidation value or redemption price (unless fair market value is otherwise determined in good faith by agreement of FCMC and Huntington); and
(iv) securities and property not referenced above will be valued at fair market value (as determined in good faith by agreement of FCMC and Huntington).
“Deferred Payment” means, with respect to a Transaction (as defined below), an amount equal to (i) ten percent (10%) of (ii) (A) the Aggregate Value of such Transaction, minus (B) $4 million.
“Equity Holder” means any shareholder, as well as any holder of options, warrants, convertible securities, phantom equity and similar rights in FCMC.
“Legacy Credit Agreement” means that certain Amended and Restated Credit Agreement dated March 31, 2009, among Huntington, as Administrative Agent, Huntington, Huntington Finance LLC, M&I Marshall & Ilsley Bank and BOS (USA) Inc., as lenders, and Franklin Credit Asset Corporation, Franklin Asset, LLC and multiple subsidiary borrowers, as Borrowers.
“Restructuring” means the sale, restructuring or spin off, which shall be subject to Huntington’s prior approval, by Franklin Credit Holding Corporation of its ownership interests in FCMC.
“Transaction” means, other than the Restructuring, any transaction or series or combination of related transactions whereby, directly or indirectly, any of the following are undertaken or contemplated: (i) any sale of all or a portion of the assets or the capital stock of FCMC, whether any such sale is effected by FCMC, Axon, its then-current owners if such owners sell 30% or more of the fully diluted outstanding equity securities of FCMC, a third party or any combination of any of the foregoing; (ii) any exchange or tender offer, merger, consolidation or other business combination involving FCMC; (iii) any recapitalization, reorganization, restructuring or any other similar transaction including, without limitation, negotiated repurchases of FCMC’s securities, an issuer tender offer, a dividend or distribution, or a spin-off or split-off involving FCMC; or (iv) any liquidation or winding-down of FCMC, whether by FCMC, its then-current owners, a third party or any combination of any of the foregoing. For purposes of clarification, the term “Transaction” does not include the issuance of shares under FCMC’s equity compensation plans to the extent that those issuances do not exceed 7% of the fully diluted outstanding securities of FCMC, cumulatively, during the term of this Agreement.

2. Deferred Payment Obligation. FCMC will make a Deferred Payment to Huntington if a Transaction is consummated at any time prior to the termination of this Agreement under Section 4. Such Deferred Payment is payable in cash at the time of the closing of the Transaction.
3. Guaranty.
(a) Axon hereby guarantees prompt and full payment of each Deferred Payment to Huntington when due. Axon hereby promises that, if a Deferred Payment is not paid promptly by FCMC when due, Axon will, upon request of Huntington, pay to Huntington the Deferred Payment then due, irrespective of any action or lack of action on Huntington’s part in connection with the enforcement of this Agreement or otherwise. Axon agrees that Huntington will not be required to pursue or exhaust any of his rights or remedies against FCMC or Axon with respect to payment of such Deferred Payment or to take any action of any sort, prior to demanding payment from or pursuing its remedies against Axon.
(b) The obligations of Axon hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment, or termination for any reason (other than the expiration of any obligation to make Deferred Payments or the indefeasible payment in full in cash of the Deferred Payments), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, or compromise of any obligations under any Deferred Payment, by operation of law or otherwise; (ii) any change in the corporate existence, structure, or ownership of any FCMC; (iii) any insolvency, bankruptcy, reorganization, or other similar proceeding affecting FCMC or its assets, or any resulting release or discharge of any obligation of FCMC; (iv) the existence of any claim defense, setoff, counterclaim, recoupment, or termination whatsoever, or any provision of applicable law or regulation purporting to prohibit payment by FCMC, of any Deferred Payment or any portion thereof, or (v) any default, failure, or delay, willful or otherwise, in the payment or performance of any Deferred Payment, or any other circumstance, act, omission, or delay that might in any manner or to any extent vary the risk of Axon or that would otherwise operate as a discharge of Axon as a matter of law or equity (other than the expiration pursuant to the terms of this Agreement of any obligation to make Deferred Payments or the indefeasible payment in full in cash of the Deferred Payments).
(c) Without limiting the generality of the foregoing, Axon irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by Huntington against FCMC, or any other person obligated. Huntington, at its election, may foreclose on any collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Deferred Payments, compromise or adjust any part of the Deferred Payments, make any other accommodation with FCMC or exercise any other right or remedy available to it against FCMC, without affecting or impairing in any way the liability of Axon under this Agreement, except to the extent all obligations to make Deferred Payments hereunder have expired by the terms hereof or all Deferred Payments have been paid in full in cash. To the fullest extent permitted by applicable law, Axon waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Axon against FCMC or any security.

(d) Any agreement, instrument, certificate or other document evidencing the rights or interests of Axon in FCMC will bear a legend substantially as follows:
THE EQUITY INTERESTS REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A DEFERRED PAYMENT AGREEMENT BY AND AMONG FCMC, THE HUNTINGTON NATIONAL BANK, AS ADMINISTRATIVE AGENT AND THE OTHER PARTIES NAMED THEREIN, DATED AS OF SEPTEMBER 22, 2010, AS AMENDED FROM TIME TO TIME, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF FCMC. THE SALE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE EQUITY INTERESTS IS SUBJECT TO THE TERMS OF SUCH AGREEMENT AND THE EQUITY INTERESTS ARE TRANSFERABLE OR OTHERWISE DISPOSABLE ONLY UPON PROOF OF COMPLIANCE THEREWITH.
4. Termination. This Agreement will expire, and any obligation of FCMC and Axon to make Deferred Payments will cease, on March 20, 2019.
5. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
6. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. An executed counterpart signature page delivered by facsimile shall have the same binding effect as an original signature page.

7. Governing Law and Legal Actions. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio, as applied to agreements entered into and to be performed entirely within the State of Ohio, without regard to choice of laws principles. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts located in Columbus, Franklin County, Ohio. Each party consents to the personal jurisdiction of such courts and agrees that process may be served in the manner provided in the Restructure Agreement for giving of notices or otherwise as allowed by law.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

THE HUNTINGTON NATIONAL BANK

By:
Name: David L. Abshier
Title: Authorized Signer

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:
Thomas J. Axon, President

Thomas J. Axon

Exhibit 10.7
AMENDMENT NO. 3 TO
AMENDED AND RESTATED CREDIT AGREEMENT (LICENSING)
THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (LICENSING) (this “Amendment”) is entered into as of September 22, 2010 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware Corporation, and FRANKLIN CREDIT HOLDING CORPORATION, a Delaware corporation (each, a “Borrower” and collectively “Borrowers”), THE FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS (each, a “Lender” and collectively, the “Lenders”) and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). This Amendment further amends and modifies a certain Amended and Restated Credit Agreement (Licensing) dated as of March 31, 2009 (as amended, supplemented, restated or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among Borrowers, the Lenders, the Administrative Agent and Issuing Bank. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS:
A. As of March 31, 2009, Borrowers, the Lenders, the Administrative Agent and Issuing Bank executed the Credit Agreement setting forth the terms of certain extensions of credit to the Borrower; and
B. As of March 31, 2009, Borrowers executed and delivered to the Administrative Agent, inter alia, a Revolving Promissory Note (Licensing) in the original principal sum of Two Million Dollars ($2,000,000), which principal sum was thereafter reduced to One Million Dollars ($1,000,000); and
C. As of March 31, 2009, and at various other times, Borrowers executed and delivered to the Administrative Agent, inter alia, one or more Applications and Agreements for Letter of Credit in connection with Issuing Bank’s issuance of Letters of Credit for the account of one or more of the Borrowers; and
D. As of May 31, 2010, the Draw Loan Commitment expired by its terms and Borrowers have no right to obtain any Draw Loan Advances under the Credit Agreement; and

E. Borrowers have requested that (i) the Administrative Agent and the Lenders under the Credit Agreement and that the administrative agent under the Legacy Loans Credit Agreement consent to the sale, restructuring or spin off by Holding of its ownership interests in FCMC, subject to the further written consent of the Administrative Agent at the time such Restructuring is accomplished, (ii) the Administrative Agent release its Liens in certain real property owned by FCMC, commonly known as (A) 6 Harrison Street, Unit 6, New York, New York, and (B) 350 Albany St. New York, New York), (iii) discharge FCMC from any liability under a certain Limited Recourse Guaranty dated as of March 31, 2009, (iv) consent to a Change of Control of FCMC resulting from the Restructuring, (v) waive any other Events of Default resulting from the Restructuring, (vi) extend the maturity of the Revolving Loan Commitment and the Letter of Credit Commitment and (vii) amend and modify certain other terms and covenants in the Credit Agreement, and each Lender, the Administrative Agent and the Issuing Bank, are willing to do so upon the terms and subject to the conditions contained herein.
NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
16. The definitions of “Change of Control”, “Collateral”, “Loan Documents” “Mandatory Prepayment Event”, and “Termination Date” set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement are hereby amended to recite as follows:
“Change of Control” shall mean, other than in connection with the Restructuring: (a) with respect to any Borrower, the replacement of a majority of the board of directors from the directors who constituted the board of directors on the Effective Date for any reason other than death or disability, and such replacement shall not have been approved by such board of directors, as constituted on the Effective Date (or as changed over time with the approval of the then existing board of directors of Holding); or (b) a Person or Persons acting in concert, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, exercise of the stock pledge or otherwise, shall have become the beneficial owner (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of equity securities of any Borrower representing more than 20% of the combined voting power of the outstanding securities of such Person, ordinarily having the right to vote in the election of directors from the beneficial owners as of the Effective Date.
“Collateral” shall have the meaning assigned to such term in the Security Agreement, Mortgage, or any other Loan Document executed and delivered to the Administrative Agent by any Loan Party, unless released from time to time pursuant to the terms of this Agreement or the Restructure Agreement, and shall include without limitation:
(i)	a first and best Lien on FCMC’s Cash or Cash Equivalents in account number 01892543486 at Huntington, maintained in an amount satisfactory to the Administrative Agent, but not less than $7,500,000;

(ii)
a Mortgage in the FCMC Real Estate, subject to the existing Lien of Huntington, as agent for certain lenders on 6 Harrison St., Unit 6, New York, New York under the Legacy Loans Credit Agreement, and subject to the agreement of the applicable administrative agents and the lenders to release the FCMC Real Estate pursuant to the terms of the Restructure Agreement;

(iii)	a first and best Lien on all FCMC’s now owned or hereafter acquired right, title, and interest in personal property;
(iv)
any monies or sums due FCMC in respect of any program sponsored by any Governmental Authority, including without limitation any fees received, directly or indirectly, under the U.S. Treasury Homeowners Affordability and Stability Plan.

“Loan Documents” shall mean, collectively, this Agreement, the Notes, the Security Agreement, each agreement in respect of a Blocked Account, Disbursement Account, Collection Account, or Reserve Account, each deposit account control agreement, each Application and Agreement for Letter of Credit, letter of credit reimbursement agreement, pledge agreement, joinder agreement, collateral assignments, Guarantee, banking services agreement, cash management agreement, amendment, modification agreement, instrument, financing statements and each other document or agreement relating to this Agreement or the transactions contemplated by this Agreement; provided, however, no Transaction Document shall be a Loan Document, and the FCMC Limited Recourse Guaranty shall not be a Loan Document.
“Mandatory Prepayment Event” shall mean:
(a) other than with respect to the Restructuring, any sale, transfer, or other disposition of any Property of any Borrower or any property constituting Collateral pursuant hereto; or
(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any Property of any Borrower or any Collateral; or
(c) other than with respect to the Restructuring, the issuance by any Borrower of any Equity Interests, or the receipt by Borrower of any capital contribution; or
(d) the incurrence by any Borrower of any Subordinated Indebtedness; or

(e) the receipt by any Borrower of the proceeds of any settlement or monetary judgment in respect of any litigation or other similar proceeding.
“Termination Date” shall mean (i) in respect of the Revolving Loan and the Revolving Loan Commitment and the Letters of Credit and the Letter of Credit Commitment, September 30, 2011, or such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law, and (ii) in respect of the Draw Loan and the Draw Loan Commitment May 31, 2010, which Draw Loan and Draw Commitment have expired and are of no force and effect.
17. New Defined Terms. The following defined terms are hereby added to Section 1.01, “Certain Defined Terms,” of the Credit Agreement in their correct alphabetical order and shall recite as follows:
“Amendment No. 3” means a certain Amendment No. 3 to Amended and Restated Credit Agreement (Licensing) between and among the Administrative Agent, the Lenders and the Borrowers dated September 22, 2010.
“Deferred Payment Agreement” means a certain Deferred Payment Agreement entered into as of the effective date of Amendment No. 3.
“FCMC Limited Recourse Guaranty” means a certain Limited Recourse Guaranty dated as of March 31, 2009, executed and delivered in connection with the Legacy Loans Credit Agreement.
“FCMC Real Estate” means certain real property owned by FCMC, commonly known as (i) 6 Harrison Street, Unit 6, New York, New York, and (ii) 350 Albany St. New York, New York).
“Restructure Agreement” means that certain Restructure Agreement, dated as of the date of Amendment No. 3, by and among, inter alia, the Borrowers, the Administrative Agent, and Franklin Mortgage Asset Trust 2009-A.
“Restructuring” means the sale, restructuring or spin off by Holding of its ownership interests in FCMC, which shall be in form acceptable to the Administrative Agent.
“TJA Secured Note” means a secured promissory note issued by FCMC for $1,000,000, guaranteed in full by Thomas J. Axon, and secured by the Guarantor Collateral.

18. Section 7.04, Prohibition of Fundamental Changes; Subsidiaries,” of the Credit Agreement is hereby amended to recite as follows:
Section 7.04 Prohibition of Fundamental Changes; Subsidiaries. No Borrower shall enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell any substantial portion of its assets other than pursuant to the Transaction Documents or in connection with the Restructuring. No Borrower shall permit to exist or establish any Subsidiary (other than a Subsidiary existing as of the Effective Date).
19. Section 7.05, “Restricted Payments,” of the Credit Agreement is hereby amended to recite as follows:
Section 7.05 Restricted Payments. No Borrower shall make or declare any Restricted Payment without the prior written consent of the Administrative Agent.
20. Section 7.11, “Limitation on Indebtedness,” of the Credit Agreement is hereby amended to recite as follows:
Section 7.11 Limitation on Indebtedness. Except with the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed, no Borrower shall incur any liabilities for Indebtedness, other than (i) the Advances, (ii) the Letters of Credit, (iii) the TJA Secured Note, and (iv) liabilities owing under the Deferred Payment Agreement.
21. Subsection 8.01(n) of the Credit Agreement is hereby amended to recite as follows:
(n) [Intentionally Deleted];
22. Consent to Restructuring. Each of the Administrative Agent and the Lenders hereby consents to the Restructuring and the discharge of FCMC from the FCMC Limited Recourse Guaranty, upon fulfillment of all terms and conditions of the Restructure Agreement.
23. Agreement to Release Certain Liens. Each of the Administrative Agent and the Lenders hereby agree to the release of the Liens on the FCMC Real Estate granted in connection with the Credit Agreement upon fulfillment of all terms and conditions contemplated by the Restructure Agreement.

24. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) The Administrative Agent shall have received execution and delivery of, by all parties signatory hereto, originals, or completion as the case may be, to the satisfaction of the Administrative Agent and its counsel, of three duly executed originals of this Amendment;
(b) The representations contained in the immediately following paragraph shall be true and accurate;
(c) The Administrative Agent shall have received all of the documents and deliveries required by the Restructure Agreement; and
(d) The Borrowers shall have paid a nonrefundable extension fee of $0.00 in connection with this Amendment.
25. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of such Borrower in the Credit Agreement and in any other Loan Document is true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery and performance by such Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and will not violate any Requirement of Law applicable to each Borrower; (c) this Amendment has been duly executed and delivered by each Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Default.
26. Ratification and Reaffirmation. Each Borrower agrees (i) that all the obligations, indebtedness and liabilities of such Borrower to the Administrative Agent and the Lenders under the Credit Agreement are the valid and binding obligations of such Borrower; (ii) that the obligations, indebtedness and liabilities of such Borrower evidenced by each Note executed and delivered by such Borrower are valid and binding without any present right of offset, claim, defense or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to the Administrative Agent with respect to the Obligations as security for all obligations and liabilities of such Borrower under the Credit Agreement, each Application and Agreement for Letter of Credit and the Revolving Loan Note are valid and binding and are hereby ratified and confirmed in all respects.

27. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Amended and Restated Credit Agreement (Licensing),” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Borrower which would require the consent of the Lender.
28. Waiver and Release of All Claims and Defenses. Each Borrower hereby forever waives, relinquishes, discharges and releases all defenses and claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against the Administrative Agent and the Lenders, and all of their successors, assigns, directors, officers, shareholders, agents, employees and attorneys, the Obligations or the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent, any Lender and any Borrower or any of them, which any Borrower may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by any Borrower, and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.
29. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.
30. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

31. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
32. Costs and Expenses. Each Borrower agrees to pay on demand in accordance with the terms of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto.
33. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
34. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
35. Patriot Act Notice. The Administrative Agent hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow the Administrative Agent to identify each Borrower in accordance with the Act.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent, the Lenders and Issuing Bank have hereunto set their hands as of the date first set forth above.

BORROWERS:

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Thomas J. Axon
Name: Thomas J. Axon
Title: President

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Thomas J. Axon
Name: Thomas J. Axon
Title: President

ADMINISTRATIVE AGENT AND ISSUING BANK:

THE HUNTINGTON NATIONAL BANK

By:	/s/ Richard A. Cheap
Name: Richard A. Cheap
Title: General Counsel and Secretary

LENDER AND RISK PARTICIPANT:

HUNTINGTON FINANCE, LLC

By:	/s/ Richard A. Cheap
Name: Richard A. Cheap
Title: Vice President

Exhibit 8
SECRETARY’S CERTIFICATE
FRANKLIN CREDIT MANAGEMENT CORPORATION
As of September 13, 2010
The undersigned, Secretary of Franklin Credit Management Corporation, a Delaware corporation (the “Corporation”), does hereby certify that at a meeting of the Board of Directors held on September 13, 2010 in accordance with the Corporation’s By-Laws, at which all of the directors were present, the following resolutions were unanimously adopted, none of said resolutions have been amended or revoked, and each of said resolutions is in full force and effect:
RESOLVED, that the letter agreement dated September 13, 2010 with The Huntington National Bank and Franklin Mortgage Asset Trust 2009-A, as set forth on Exhibit A attached hereto (the “Letter Agreement”), and the transactions contemplated thereby and provided therein, be, and hereby is, in all respects adopted, approved, ratified, confirmed and authorized; and
RESOLVED, that Thomas J. Axon, Chairman and President, is authorized, empowered, and directed, for and on behalf of the Corporation, to execute and deliver to The Huntington National Bank and Franklin Mortgage Asset Trust 2009-A the Letter Agreement, with the signature of Mr. Axon thereon to be conclusive evidence of the approval by the Board of said Letter Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate on behalf of the Corporation on this 13th day of September, 2010.

By:	/s/ Kevin Gildea
	Name:	Kevin Gildea
	Title:	Secretary